EXHIBIT 10.1

SECOND AMENDMENT

TO

CONFIDENTIALITY AGREEMENT

THIS Second Amendment (this “Amendment”) is made as of September 12, 2019 to that certain CONFIDENTIALITY AGREEMENT, dated as of February 8, 2019, made by and among Apogee Enterprises, Inc., a Minnesota corporation (the “Company”) and Engaged Capital LLC, Engaged Capital Flagship Master Fund, LP, Engaged Capital Co-Invest VIII, LP, Engaged Capital Flagship Fund, LP, Engaged Capital Flagship Fund, Ltd., Engaged Capital Holdings, LLC and Glenn W. Welling (collectively, “Engaged Capital”), as first amended on August 5, 2019 (the “Confidentiality Agreement”). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Confidentiality Agreement.

The Company and Engaged Capital hereby acknowledge and agree as follows:

Paragraph 9 of the Confidentiality Agreement shall be amended to replace the words “5:30 PM New York City time on September 15, 2019” with the words “11:59 pm New York City time on September 29, 2019”.

For the avoidance of doubt, Engaged Capital shall be permitted to file an amendment to its Schedule 13D and the Company shall be permitted to file a Form 8-K, in each case, disclosing that this Amendment has been entered into and attaching a copy of this Amendment as an exhibit thereto.

Except as expressly amended hereby, the Confidentiality Agreement remains unchanged and in full force and effect according to the terms originally stated therein. This Amendment may be executed in multiple counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

Apogee Enterprises, Inc.

By:	/s/ Patricia A. Beithon
Name: Patricia A. Beithon
Title: General Counsel and Secretary

Engaged Capital Flagship Master Fund, LP

By:	Engaged Capital, LLC General Partner

By:	/s/Glenn W. Welling
Name: Glenn W. Welling
Title: Founder and Chief Investment Officer

Engaged Capital Co-Invest VIII, LP

By:	Engaged Capital, LLC General Partner

By:	/s/Glenn W. Welling
Name: Glenn W. Welling
Title: Founder and Chief Investment Officer

Engaged Capital Flagship Fund, LP

By:	Engaged Capital, LLC General Partner

By:	/s/Glenn W. Welling
Name: Glenn W. Welling
Title: Founder and Chief Investment Officer

Engaged Capital Flagship Fund, Ltd.

By:	/s/Glenn W. Welling
Name: Glenn W. Welling
Title: Director

SIGNATURE PAGE TO SECOND AMENDMENT TO CONFIDENTIALITY AGREEMENT

Engaged Capital, LLC

By:	/s/Glenn W. Welling
Name: Glenn W. Welling
Title: Founder and Chief Investment Officer

Engaged Capital Holdings, LLC

By:	/s/Glenn W. Welling
Name: Glenn W. Welling
Title: Sole Member

/s/Glenn W. Welling
Glenn W. Welling

SIGNATURE PAGE TO SECOND AMENDMENT TO CONFIDENTIALITY AGREEMENT